UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 10, 2002

                             TALK VISUAL CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)

                                     0-28330
                             ----------------------
                             Commission file number

            Nevada                                               95-4561156
 ----------------------------                               -------------------
 (State or other jurisdiction                                  (IRS Employer
       of incorporation)                                    Identification No.)

 3550 Biscayne Blvd., Suite 704, Miami, Florida                     33137
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

                                  305-572-0575
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 4. Changes in Registrant's Certifying Accountant

On October 10, 2002, Mayer Rispler & Company, P.C. ("Mayer") was dismissed from its role as the independent accountants of Talk Visual Corporation (the "Company") and the Audit Committee of the Company's Board of Directors approved the dismissal. Mayer's reports on the Company's financial statements for the years ended December 31, 2001 and 2000 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2001 and 2000 and during the most recent interim periods preceding Mayer's dismissal, there were no disagreements between the Company and Mayer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mayer would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company has requested that Mayer furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated October 31, 2002, is filed as Exhibit 16.1 to this Form 8-K.


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Kaufman Rossin & Company,  P.A.  ("Kaufman")  has been retained as the Company's new independent accountants and the decision to engage Kaufman as the Company's accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Board. Kaufman is expected to issue a report on the Company's financial statements for the year ended December 31, 2002.

During the last two fiscal years and the subsequent interim periods to the date hereof, the Company did not consult with Kaufman regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.


Item 7. Financial Statements and Exhibits

(c) Exhibits

    Exhibit 16.1 - Letter from Mayer Rispler & Company, P.C.









































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                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2002       TALK VISUAL CORPORATION


                             /s/ HARLEY L. ROLLINS
                             ----------------------------
                                 Harley L. Rollins  President,
                                 Chief Executive Officer
                                 and Chief Financial Officer (principal
                                 executive officer and principal
                                 financial and accounting officer)
                                 and Director








































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